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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) August 17, 2004

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

            Delaware                    333-96119              13-4066536
  (State or other jurisdiction         (Commission           (IRS Employer
        of incorporation              File Number)        Identification No.)

    512 Seventh Avenue, 22nd Floor, New York, NY                    10018
      (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.
On August 17, 2004, at an investor conference call, Martin E. Kenney, Jr., WRC Media Inc.'s Chief Executive Officer issued a statement which is attached as an Exhibit hereto.


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

Exhibit No.        Exhibit
-----------        -------

     99.1          Statement of Martin E. Kenney, Jr. on August 17, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    WRC MEDIA INC.
                                                     (Registrant)

Date: August 17, 2004

                                        By:   / s /    Martin E. Kenney, Jr.
                                              ---------------------------------
                                              Name:    Martin E. Kenney, Jr.
                                              Title:   Chief Executive Officer

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                                INDEX TO EXHIBITS

Exhibit No.            Exhibit
-----------            -------
   99.1                Statement of Martin E. Kenney, Jr. on August 17, 2004